THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial advisor.

If you have sold or otherwise transferred all your American Depositary Shares ("CTR ADSs") of Central Transport Rental Group plc ("CTR"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee.

Lazard Brothers & Co., Limited ("Lazard Brothers") is acting for General Electric Capital Corporation ("GE Capital") in relation to the Offer and no one else, and will not be responsible to anyone other than GE Capital for providing the protections afforded to customers of Lazard Brothers nor for providing advice in relation to the Offer. Lazard Brothers is acting through Lazard Freres & Co. LLC for the purpose of making the Offer in and into the United States.
--------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY

               TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS
             PURSUANT TO THE OFFER TO PURCHASE DATED AUGUST 4, 1997
                                       BY
                         LAZARD BROTHERS & CO., LIMITED
                                  ON BEHALF OF
                      GENERAL ELECTRIC CAPITAL CORPORATION
                       TO ACQUIRE THE WHOLE OF THE ISSUED
                         AND TO BE ISSUED SHARE CAPITAL
                                       OF
                       CENTRAL TRANSPORT RENTAL GROUP PLC
---------------------------------------------------------

As set forth in "Procedures for tendering CTR ADSs" in Part B of Appendix I to the Offer to Purchase, this form or one substantially equivalent hereto must be used for acceptance of the Offer in respect of CTR ADSs, if American Depositary Receipts evidencing CTR ADSs ("CTR ADRs") are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach the US Depositary prior to the expiration of the Subsequent Offer Period (as defined in the Offer to Purchase). Such form may be delivered by hand or mailed to the US Depositary and must include a signature guarantee by an Eligible Institution in the form set out herein. See "Procedures for tendering CTR ADSs--Guaranteed delivery" in Part B of Appendix I to the Offer to Purchase.
--------------------------------------------------------------------------------

                    TO: THE BANK OF NEW YORK, US DEPOSITARY

           BY MAIL:               FACSIMILE TRANSMISSION:         BY HAND OR OVERNIGHT
                                                                        COURIER:
                                 (FOR ELIGIBLE INSTITUTIONS
                                           ONLY)
                                       (212) 815-6213

 TENDER & EXCHANGE DEPARTMENT                                 TENDER & EXCHANGE DEPARTMENT
        P.O. BOX 11248                                             101 BARCLAY STREET
    CHURCH STREET STATION                                      RECEIVE AND DELIVER WINDOW
NEW YORK, NEW YORK 10286-1248                                   NEW YORK, NEW YORK 10286
                                FOR CONFIRMATION TELEPHONE:
                                       (800) 507-9357

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE US DEPOSITARY.

This form is not to be used to guarantee signatures. If a signature or a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Offer to Purchase) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

ACCEPTANCE OF THE OFFER IN RESPECT OF CTR SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY CTR ADSS EVIDENCED BY CTR ADRS) CANNOT BE MADE WITH THIS FORM AND PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES. A FORM OF ACCEPTANCE FOR ACCEPTING THE OFFER IN RESPECT OF CTR SHARES CAN BE OBTAINED FROM THE US DEPOSITARY OR THE UK RECEIVING AGENT (AS EACH SUCH TERM IS DEFINED IN THE OFFER TO PURCHASE).

Ladies and Gentlemen:

The undersigned hereby accepts the Offer in respect of CTR ADSs upon the terms and subject to the conditions set forth in the Offer to Purchase and pursuant to the guaranteed delivery procedures set out in "Procedures for tendering CTR ADSs--Guaranteed delivery" in Part B of Appendix I to the Offer to Purchase. Capitalized terms used and not defined herein shall have the meaning assigned to them in the Offer to Purchase.

THE UNDERSIGNED UNDERSTANDS THAT THE ACCEPTANCE OF THE OFFER IN RESPECT OF CTR ADSS PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION. SEE "PROCEDURES FOR TENDERING CTR ADSS--GUARANTEED DELIVERY" IN PART B OF APPENDIX I TO THE OFFER TO PURCHASE. TO BE COUNTED TOWARDS SATISFACTION OF THE ACCEPTANCE CONDITION, CTR ADRS EVIDENCING SUCH CTR ADSS MUST, PRIOR TO THE INITIAL CLOSING DATE, BE RECEIVED BY THE US DEPOSITARY OR, IF APPLICABLE, TIMELY CONFIRMATION OF A BOOK-ENTRY TRANSFER OF SUCH CTR ADSS INTO THE US DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY PURSUANT TO THE PROCEDURES SET OUT IN "PROCEDURES FOR TENDERING CTR ADSS--BOOK-ENTRY TRANSFER" IN PART B OF APPENDIX I TO THE OFFER TO PURCHASE MUST BE RECEIVED BY THE US DEPOSITARY, TOGETHER WITH A DULY EXECUTED LETTER OF TRANSMITTAL OR FACSIMILE THEREOF WITH ANY REQUIRED SIGNATURE GUARANTEES (OR IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) AND ANY OTHER REQUIRED DOCUMENTS.

Signature(s):                                  Address(es):
                                                            (Include Zip Code)
                                               Area Code(s) and Tel. No(s).:
Name of Record Holder(s):
                                               If CTR ADSs will be tendered by book-entry
                                               transfer, check appropriate box:
                                               / / The Depository Trust Company
                                               / / Philadelphia Depository Trust Co.
           (Please Type or Print)
Number of CTR
ADSs:
CTR ADR No.(s) (if available):                 Account Number:
Dated:

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the US Depositary either CTR ADRs representing CTR ADSs with respect to which the Offer is being accepted hereby, in proper form for transfer, or confirmation of the book-entry transfer of such CTR ADSs into the US Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company, in any such case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message) and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

       Name of Firm, Agent or Trustee                     (Authorized Signature)

                                               Name:
                   Address                                (Please type or print)

                                               Title:
                 (Zip Code)

Area Code and Tel. No.:                        Date:

NOTE: DO NOT SEND CTR ADRS WITH THIS FORM; CTR ADRS SHOULD BE SENT WITH YOUR
      LETTER OF TRANSMITTAL.